Inventory	12 Months Ended
Dec. 31, 2024
Inventory Disclosure [Abstract]
Inventory
7. Inventory
Inventory consisted of the following:

	As of December 31,
	2023	2024
Finished goods	3,661,299	3,898,396
Raw materials	1,834,082	1,634,792
Work-in-process	30,831	29,734

Total	5,526,212	5,562,922

Finished goods primarily consist of vehicles ready for transit at production factory, vehicles in transit to fulfill customer orders, new vehicles available for immediate sale at its delivery and service centers and charging piles.
Raw materials primarily consist of materials for volume production as well as spare parts used for aftersales services.
Work-in-process
primarily consist of vehicles in production which will be transferred into production cost when incurred.
For the years ended December 31, 2022, 2023 and 2024, write-downs of inventories to net realizable value, recognized in cost of sales, amounted to RMB220,319, RMB1,054,711 (out of which RMB77,310 was for the excess of dedicated raw materials as a result of the cessation of production of the G3i and upgrades of existing models) and RMB943,734 (out of which RMB35,000 was for the excess of dedicated raw materials as a result of the cessation of production of the P5), respectively. For the impact of accelerated depreciation and loss on purchase commitments due to the cessation of production and upgrades of certain models, please refer to Note 9(iii) and Note 15, respectively.